

Household Consumer Loan Trust, Series 1996-2
Deposit Trust Calculations
Previous Due Period Ending                          Dec 31, 1999
Current Due Period Ending                           Jan 31, 2000
Prior Distribution Date                             Jan 14, 2000
Distribution Date                                   Feb 14, 2000


Beginning Trust Principal Receivables           3,971,479,080.30
Average Principal Receivables                   3,971,332,092.19
FC&A Collections (Includes Recoveries)             63,496,840.43
Principal Collections                             112,677,807.67
Additional Balances                                51,872,730.15
Net Principal Collections                          60,805,077.52
Defaulted Amount                                   27,744,363.19
Miscellaneous Payments                                      0.00
Principal Recoveries                                1,572,275.00

Beginning Participation Invested Amount           410,543,384.29
Beginning Participation Unpaid Principal          410,543,384.29
Balance
Ending Participation Invested Amount              401,389,431.36
Ending Participation Unpaid Principal Balance     401,389,431.36

Accelerated Amortization Date                       Jul 31, 2001
Is it the Accelerated Amortization Period?                     0
0=No

OC Balance as % of Ending Participation                   8.521%
Invested Amount (3 month average)
Is it Early Amortization?  (No, if 3 month OC                  0
Average  >or=4.25%)

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                 410,543,384.29
Numerator for Fixed Allocation                    420,227,822.44
Denominator - Max(Sum of Numerators, Principal  3,971,332,092.19
Receivables)
Applicable Allocation Percentage                        10.3377%
Investor FC&A Collections                           6,564,096.67

Series Participation Interest Default Amount
Numerator for Floating Allocation                 410,543,384.29
Denominator - Max(Sum of Numerators, Principal  3,971,332,092.19
Receivables)
Floating Allocation Percentage                          10.3377%
Series Participation Interest Default Amount        2,868,121.95


Principal Allocation Components
Numerator for Floating Allocation                 410,543,384.29
Numerator for Fixed Allocation                    420,227,822.44
Denominator - Max(Sum of Numerators, Principal  3,971,332,092.19
Receivables)



Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through           7.0000%
Rate, [Max(b,c)]
(b) Prime Rate minus 1.50%                               7.0000%
(c) Rate Sufficient to Cover Interest, Yield             5.2834%
and Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid          410,543,384.29
Principal Balance
(e) Actual days in the Interest Period                        31
Series Participation Monthly Interest, [a*d*e]      2,474,664.29

Series Participation Interest Interest                      0.00
Shortfall
Previous Series Participation Interest Interest             0.00
Shortfall

Additional Interest                                         0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections,           9,153,952.93
[a+m+n]

(a) Investor Principal Collections, [Max(b,h)       6,285,830.98
or e]
(b) prior to Accelerated Amort. Date or not         6,285,830.98
Early Amort. Period, [c*d]
(c) Floating Allocation Percentage                      10.3377%
(d) Net Principal Collections                      60,805,077.52
(e) after Accelerated Amort Date or Early Amort    11,923,039.59
Period, [f*g]
(f) Fixed Allocation Percentage                         10.5815%
(g) Collections of Principal
                                                  112,677,807.67

(h) Minimum Principal Amount, [Min(i,l)]            4,521,658.97
(i)  Floating Allocation Percentage of             11,648,264.97
Principal Collections
(j)  1.8% of the Series Participation Interest      7,389,780.92
Invested Amount
(k) Series Participation Interest Net Default       2,868,121.95
Payment Amount
(l)  the excess of (j) over (k)                     4,521,658.97

(m) Series Participation Interest Net Default       2,868,121.95
Payment Amount

(n) Optional Repurchase Amount (principal only)             0.00
at Sec. 9

Application of Investor Finance Charges and
Admin Collections
Investor Finance Charges and Admin. Collections     6,564,096.67
[Sec. 4.11(a)]
Series Servicing Fee paid if HFC is not the           684,238.97
Servicer [Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of other               0.00
than HFC
Series Participation Interest Monthly Interest      2,474,664.29
[Sec. 4.11(a)(ii)]
Series Participation Interest Interest Shorfall             0.00
[Sec. 4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                      0.00
Series Participation Interest Default Amount        2,868,121.95
[Sec. 4.11(a)(iii)]
Reimbursed Series Participation Interest Charge-            0.00
Offs [Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                        0.00
Excess [Sec. 4.11(a)(vi)]                             537,071.46

Series Participation Investor Charge Off [Sec.              0.00
4.12(a)]

Seller's Interest
                                                  894,616,891.32

Seller's Interest Percentage                              23.04%


Series 1996-2  Owner Trust Calculations

Due Period Ending           Jan 31, 2000
Payment Date                Feb 15, 2000


Calculation of Interest Expense


Index (LIBOR)              5.781250%

Accrual end date        Feb 15, 2000

accrual beginning date  Jan 18, 2000
and days in Interest Period       28


               Class A-1    Class A-2    Class A-3      Class B   Certificates     Overcoll
                                                                                    Amount
Beginning    213,395,012   44,282,852   57,557,361   41,849,972     18,474,452   34,983,735
Unpaid
Principal
Balance

Previously             0            0            0            0              0
unpaid
interest/yield

Spread to          0.17%        0.32%        0.42%        0.65%          1.00%
index

Rate (capped   5.951250%    6.101250%    6.201250%    6.431250%      6.781250%
at 13%, 15%,
15%, 15%,
16%)

Interest/Yield   987,752      210,141      277,610      209,337         97,440
Payable on the
Principal Balance

Interest on            0            0            0            0              0
previously
unpaid
interest/yield

Interest/Yield   987,752      210,141      277,610      209,337         97,440
Due

Interest/Yield   987,752      210,141      277,610      209,337         97,440
Paid


Summary


Beginning
Security     213,395,012   44,282,852   57,557,361   41,849,972     18,474,452   34,983,735
Balance

Beginning
Adjusted     213,395,012   44,282,852   57,557,361   41,849,972     18,474,452
Balance

Principal
Paid           4,758,038      987,382    1,283,366      933,136        411,928      865,633

Ending
Security     208,636,974   43,295,470   56,273,996   40,916,836     18,062,524   34,203,632
Balance

Ending
Adjusted     208,636,974   43,295,470   56,273,996   40,916,836     18,062,524
Balance



Ending                                                                 4.5000%
Certificate
Balance as %
Participation
InterestInvested
Amount

Targeted
Balance      208,722,504   43,295,470   56,273,996   40,916,836     18,062,524

Minimum
Adjusted                   18,800,000   24,500,000   17,800,000      7,900,000   14,800,000
Balance

Certificate
Minimum                                                             12,163,705
Balance

Ending OC
Amount as                                                                        29,106,909
Holdback
Amount

Ending OC
Amount as                                                                         5,096,723
Accelerated
Prin Pmts



Beginning           0.00         0.00         0.00         0.00           0.00         0.00
Net Charge
offs

Reversals           0.00         0.00         0.00         0.00           0.00         0.00

Charge offs         0.00         0.00         0.00         0.00           0.00         0.00

Ending Net          0.00         0.00         0.00         0.00           0.00         0.00
Charge Offs

Interest/Yield $1.2440204  $4.0225992   $4.0885177   $4.2401669     $2.6416502
Paid per
$1000

Principal     $5.9924911  $18.9008802   $18.9008231  $18.9008641   $11.1675942
Paid per
$1000




Series 1996-2  Owner Trust Calculations
Due Period                                          January 2000
payment Date                                        Feb 15, 2000


Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections        9,153,952.93
(b) Series Participation Interest Charge Offs               0.00
(c) Lesser of Excess Interest and Carryover                 0.00
Charge offs

Accelerated Principal Payment                          85,529.87

Series Participation Interest Monthly Interest      2,474,664.29

Allocation of Optimum Monthly Principal and
Series Part. Interest Monthly Interest

Interest and Yield
  Pay Class A-1 Interest Distribution- Sec.           987,752.16
3.05(a)(i)(a)
  Pay Class A-2 Interest Distribution- Sec.           210,140.58
3.05(a)(i)(b)
  Pay Class A-3 Interest Distribution- Sec.           277,610.35
3.05(a)(i)(c)
  Pay Class B Interest Distribution- Sec.             209,337.04
3.05(a)(i)(d)
  Pay Certificates the Certificate Yield- Sec.         97,439.91
3.05(a)(i)(e)

Principal up to Optimum Monthly Principal
Balance
  Pay Class A-1 to Targeted Principal Balance-      4,672,508.06
Sec. 3.05(a)(ii)(a)
  Pay Class A-2 to Targeted Principal Balance         987,381.98
subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)
  Pay Class A-3 to Targeted Principal Balance       1,283,365.89
subject to Min Adj Bal- Sec. 3.05(a)(ii)(c)
  Pay Class B to Targeted Principal Balance           933,135.66
subject to Min Adj Bal- Sec. 3.05(a)(ii)(d)

Pay Certificate Yield if not paid pursuant to               0.00
Sec. 3.05 (a)(i)(e)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal Balance       411,927.88
subject to Min Adj Bal- Sec. 3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt           865,633.46
subject to OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal Payment
Amout
  Pay Class A-1 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(a)
  Pay Class A-2 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A-3 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(c)
  Pay Class B to Targeted Principal Balance                 0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(d)
  Pay Class A-1 to zero- Sec. 3.05(a)(v)(e)            85,529.87
  Pay Class A-2 to zero- Sec. 3.05(a)(v)(f)                 0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(v)(g)                 0.00
  Pay Class B to zero- Sec. 3.05(a)(v)(h)                   0.00

Principal up to Optimal Monthly Principal
  Pay Class A-1 to zero- Sec. 3.05(a)(vi)(a)                0.00
  Pay Class A-2 to zero- Sec. 3.05(a)(vi)(b)                0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(vi)(c)                0.00
  Pay Class B to zero- Sec. 3.05(a)(vi)(d)                  0.00
  Pay Certificates up to Certificate Minimum                0.00
Balance or zero- Sec. 3.05(a)(vi)(e)
  Pay HCLC Optimum Monthly Principal provided               0.00
OC >0- Sec. 3.05(a)(vi)(f)




Remaining Amounts to Holder of Designated             606,854.38
Certificate - Sec. 3.05(a)(vii)


Allocations of Distributions to
Overcollateralization Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin Amt       865,633.46
subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal                    0.00
provided OC >0- Sec. 3.05(a)(vi)

To Designated Certificate Holder up to total           85,529.87
Accelerated Principal Payments
To Designated Certificate Holder up to Holdback       780,103.59
Amount
To HCLC any remaining amounts                               0.00

Principal paid to the Designated Certificate            4,119.28
